              As filed with the Securities and Exchange Commission
                                on June 12, 1997

                                                        Registration No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                           BIOTRANSPLANT INCORPORATED
             (Exact name of registrant as specified in its charter)

           DELAWARE                                             04-3119555
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                           Identification Number)

        CHARLESTOWN NAVY YARD
      BUILDING 75, THIRD AVENUE
      CHARLESTOWN, MASSACHUSETTS                                  02129
(Address of Principal Executive Offices)                        (Zip Code)

                           1994 DIRECTORS' EQUITY PLAN
                            (Full title of the Plan)

                             ELLIOT LEBOWITZ, PH.D.
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           BIOTRANSPLANT INCORPORATED
                              CHARLESTOWN NAVY YARD
                            BUILDING 75, THIRD AVENUE
                        CHARLESTOWN, MASSACHUSETTS 02129
                     (Name and address of agent for service)
                                 (617) 241-5200
          (Telephone number, including area code, of agent for service)

================================================================================

                         CALCULATION OF REGISTRATION FEE

                                  Proposed       Proposed
Title of                          maximum        maximum
securities        Amount          offering       aggregate        Amount of
to be             to be           price          offering         registration
registered        registered      per share      price            fee
----------        ----------      ---------      ---------        ------------

Common            35,000          $6.75(1)       $236,250.00(1)   $100
Stock,            shares
$0.01 par
value per share
--------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee and based upon the average of the high and low trading prices of the Registrant's Common Stock, as reported on the Nasdaq National Market on June 6, 1997, in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933.

================================================================================

                     Statement of Incorporation by Reference
                     ---------------------------------------


         This Registration Statement on Form S-8 incorporates by reference the contents of Registration Statement on Form S-8, File No. 333-15249, filed by the Registrant on October 31, 1996, relating to the 1994 Directors' Equity Plan of BioTransplant Incorporated.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Charlestown, Commonwealth of Massachusetts, this 10th day of June, 1997.


                                       BioTransplant Incorporated





                                       By: /s/ Elliot Lebowitz
                                          -------------------------------------
                                          Elliot Lebowitz
                                          President and
                                          Chief Executive Officer




                                POWER OF ATTORNEY

         We, the undersigned officers and directors of BioTransplant Incorporated, hereby severally constitute and appoint Elliot Lebowitz, Richard
V. Capasso and Steven D. Singer, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names, in the capacities indicated below, the Registration Statement on Form S-8 filed herewith, and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and on our behalf and in our capacities as officers and directors to enable BioTransplant Incorporated to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



          Signature                       Title                     Date

/s/ Elliot Lebowitz                 President, Chief           June 10, 1997
-----------------------------         Executive Officer
Elliot Lebowitz                       and Director
                                      (Principal
                                      Executive
                                      Officer)

/s/ Richard V. Capasso              Vice President,            June 10, 1997
-----------------------------         Finance (Principal
Richard V. Capasso                    Financial and
                                      Accounting Officer)

/s/ Donald P. Conklin               Director                   June 10, 1997
-----------------------------
Donald P. Conklin

/s/ William W. Crouse               Director                   June 10, 1997
-----------------------------
William W. Crouse

/s/ James C. Foster                 Director                   June 10, 1997
-----------------------------
James C. Foster

/s/ Daniel O. Hauser                Director                   June 10, 1997
-----------------------------
Daniel O. Hauser

/s/ Robert A. Vukovich              Director                   June 10, 1997
-----------------------------
Robert A. Vukovich

                                    Director                   June __, 1997
-----------------------------
Daniel P. Kearney

                                  Exhibit Index


Exhibit
Number          Description                                              Page
-------         -----------                                              ----

   4.1 (1)      Restated Certificate of Incorporation,
                as amended to date.                                      --

   4.2 (1)      By-laws, as amended to date                              --

   4.3 (1)      Specimen Certificate of Common Stock,                    --
                $0.01 par value, of the Registrant

   5            Opinion of Hale and Dorr LLP

  23.1          Consent of Hale and Dorr LLP                             --
                (included in Exhibit 5)

  23.2          Consent of Arthur Andersen LLP

  24            Power of Attorney (included on the signature             --
                page of this Registration Statement)





   -----------------
   (1) Incorporated herein by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-2144).